UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Levi Strauss & Co.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
LEVI STRAUSS & CO.
2025 Annual Meeting
Vote by April 22, 2025
8:59 P.M. PACIFIC TIME

LEVI STRAUSS & CO. P.O. BOX 7215 SAN FRANCISCO, CA 94120

V62457-P21493

You invested in LEVI STRAUSS & CO. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 23, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 23, 2025 10:30 A.M. Pacific Time Virtually at: www.virtualshareholdermeeting.com/LEVI2025

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	The election as Class III directors of the four nominees named in the Proxy Statement.
Nominees:
1a.	Troy Alstead	For
1b.	Robert Eckert	For
1c.	Michelle Gass	For
1d.	David Marberger	For
2.	Advisory vote to approve executive compensation.	For
3.	Advisory vote on the frequency of future shareholder advisory votes on executive compensation.	Year
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2025.	For
5.	Shareholder proposal, if properly presented at the meeting, requesting Levi Strauss & Co. cease DEI efforts.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V62458-P21493